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                       SUPPLEMENT DATED DECEMBER 12, 2003
                      TO PROSPECTUS DATED MAY 1, 2003 for:
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                               Separate Account II

THIS SUPPLEMENT MODIFIES THE FOLLOWING INFORMATION IN THE PROSPECTUS UNDER THE HEADINGS INDICATED.

Any and all references to Separate Account Ten and the Select Ten Plus Divisions are hereby eliminated. Part II of the prospectus, "The Select Ten Plus Divisions of Separate Account Ten," should be disregarded in its entirety.

Any and all references to "Touchstone Enhanced 30 Fund" are hereby eliminated and are replaced by: "Touchstone Enhanced Dividend 30 Fund."

PART 3 - YOUR INVESTMENT OPTIONS

TOUCHSTONE ENHANCED DIVIDEND 30

Touchstone Enhanced Dividend 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average ("DJIA"). The DJIA is a measurement of general market price movement for 30 widely held stocks. The Fund will utilize a quantitative approach to enhanced index investing in all Dow components while maintaining a focus on dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the DJIA by approximately 8% each, while incrementally underweighting the remaining 27 stocks of the Dow that have a lower relative dividend yield.